EXHIBIT 4.2







                                Dated 26 May 2004
                                -----------------



                                NORTHERN ROCK PLC
                   as Seller, Cash Manager, and a Beneficiary



                         GRANITE FINANCE FUNDING LIMITED
                          as Funding and a Beneficiary



                        GRANITE FINANCE TRUSTEES LIMITED
                              as Mortgages Trustee



                                     - and -



                              THE BANK OF NEW YORK
                               as Security Trustee








           ---------------------------------------------------------

                              MORTGAGES TRUST DEED
                             NINTH DEED OF AMENDMENT

           ---------------------------------------------------------








                           SIDLEY AUSTIN BROWN & WOOD
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

THIS DEED is made on 26 May 2004

BETWEEN:

(1) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as Seller, and in its capacity as Cash Manager and in its capacity as a Beneficiary;

(2) GRANITE FINANCE FUNDING LIMITED (registered number 79308), a private limited company incorporated under the laws of Jersey, but acting out of its office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon CR9 1TQ in its capacity as a Beneficiary;

(3) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309), a private limited company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as the Mortgages Trustee; and

(4) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL United Kingdom, in its capacity as Security Trustee.

WHEREAS:

(A) On 26 March 2001 (the "Initial Closing Date"), the Mortgages Trustee declared the following trusts in respect of the Trust Property (being on the Initial Closing Date, the sum of (GBP)100 which monies have been received by, are presently beneficially owned by and are held by the Mortgages Trustee or to its order).

(B) On the Initial Closing Date, the Mortgages Trustee (acting as principal and not as agent of any party) agreed, in accordance with the Mortgages Trust Deed dated 26 March 2001 among the parties hereto (the "Mortgages Trust Deed") to hold the Trust Property as bare trustee for Funding and the Seller (each a Beneficiary and together, the "Beneficiaries") upon, with and subject to the trusts, powers and provisions of the Mortgages Trust Deed. The Mortgages Trustee receives amounts arising from the Trust Property and distributes such amounts for the benefit of the Beneficiaries of the Mortgages Trust. It delegates certain tasks in relation to the Mortgages Trust to the Administrator and the Cash Manager.

(C) The Seller carries on the business of, inter alia, originating residential first mortgage loans to individual Borrowers in England, Wales and Scotland and of managing and administering such mortgage loans. The Seller has sold and assigned and intends to sell and assign from time to time portfolios of such mortgage loans to the Mortgages Trustee pursuant to the Mortgage Sale Agreement entered into on the Initial Closing Date, which mortgage loans shall be held by the Mortgages Trustee as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of the Mortgages Trust Deed.

(D) The parties have agreed to amend and restate the Mortgages Trust Deed (the "First Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 23 July 2001 (the "First Deed of Amendment and Restatement").

(E) The parties have agreed to amend and restate the First Amended and Restated Mortgages Trust Deed (the "Second Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 28 September 2001 (the "Second Deed of Amendment and Restatement").

(F) The parties have agreed to amend and restate the Second Amended and Restated Mortgages Trust Deed (the "Third Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 20 March 2002 (the "Third Deed of Amendment and Restatement").

(G) The parties have agreed to amend and restate the Third Amended Mortgages Trust Deed (the "Fourth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 23 September 2002 (the "Fourth Deed of Amendment and Restatement").

(H) The parties have agreed to amend and restate the Fourth Amended Mortgages Trust Deed (the "Fifth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 27 January 2003 (the "Fifth Deed of Amendment and Restatement").

(I) The parties have agreed to amend and restate the Fifth Amended Mortgages Trust Deed (the "Sixth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 21 May 2003 (the "Sixth Deed of Amendment and Restatement").

(J) The parties have agreed to amend and restate the Sixth Amended Mortgages Trust Deed (the "Seventh Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 24 September 2003 (the "Seventh Deed of Amendment and Restatement").

(K) The parties have agreed to amend and restate the Seventh Amended Mortgages Trust Deed (the "Eighth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 26 January 2004 (the "Eighth Deed of Amendment and Restatement").

(L) The parties now wish to amend and restate the Eighth Amended and Restated Mortgages Trust Deed.

(M) With effect from the date hereof, the provisions of the Mortgages Trust Deed, the First Amended and Restated Mortgages Trust Deed, the Second Amended and Restated Mortgages Trust Deed, the Third Amended and Restated Mortgages Trust Deed, the Fourth Amended and Restated Mortgages Trust Deed, the Fifth Amended and Restated Mortgages Trust Deed, the Sixth Amended and Restated Mortgages Trust Deed, the Seventh Amended and Restated

     Mortgages Trust Deed, the Eighth Amended and Restated Mortgages Trust Deed and this Deed shall be read and construed as one document.


NOW IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1 The provisions of the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Eighth Amendment Deed made on 26 May 2004 between, among others, the parties hereto (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

1.2 The Mortgages Trust Deed as amended and restated pursuant to the First Deed of Amendment and Restatement, the Second Deed of Amendment and Restatement, the Third Deed of Amendment and Restatement, the Fourth Deed of Amendment and Restatement, the Fifth Deed of Amendment and Restatement, the Sixth Deed of Amendment and Restatement, the Seventh Deed of Amendment and Restatement, the Eighth Deed of Amendment and Restatement and pursuant hereto shall be referred to herein as the "Amended and Restated Mortgages Trust Deed".

1.3 As used in the Amended and Restated Mortgages Trust Deed the terms "Mortgages Trust Deed", "this Mortgages Trust Deed", "Trust Deed", "this Trust Deed", "Deed", "this Deed", "herein", "hereinafter", "hereof", "hereto" and other words of similar import shall mean or refer to the Amended and Restated Mortgages Trust Deed, unless the context otherwise specifically requires.

2.   AMENDMENTS TO THE EIGHTH AMENDED AND RESTATED MORTGAGES TRUST DEED

     Upon execution of this Deed by the parties hereto, the Eighth Amended and Restated Mortgages Trust Deed shall be and hereby is amended and restated in the form of Appendix I hereto.

3.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     No person shall have any right to enforce any provision of this Deed or any provision of the Amended and Restated Mortgages Trust Deed under the Contract (Rights of Third Parties) Act 1999 but this shall not affect any right or remedy of a third party which exists apart from that Act.

4.   Security Trustee

     The Security Trustee, for the purposes of Clause 15.2 (Negative Covenants) of the Funding Deed of Charge, hereby consents to the amendments to the Eighth Amended and Restated Mortgages Trust Deed and is party to this Deed solely for the purposes of providing such consent.

5.   COUNTERPARTS

     This Deed may be executed in any number of counterparts, and has the same effect as if the signatures and/or seals on the counterparts were on a single copy of this Deed.

6.   GOVERNING LAW

6.1 This Deed is governed by, and shall be construed in accordance with, English law.

6.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                 EXECUTION PAGE

IN WITNESS WHEREOF this Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.


Executed by
NORTHERN ROCK PLC
as its deed as follows:
Signed for and on its behalf by one of its duly
authorised attorneys/signatories                                By
                                                                  ----------------------------------------------
                                                                  Duly Authorised Attorney/Signatory
                                                              Name
                                                                  ----------------------------------------------
Signature
           ----------------------------------------------
           Witness
Full name
           ----------------------------------------------
Occupation
           ----------------------------------------------
Address
           ----------------------------------------------

           ----------------------------------------------

           ----------------------------------------------




Executed by                                                     By
GRANITE FINANCE FUNDING LIMITED                                     ----------------------------------------------
as its deed as follows:                                             Director
Signed for and on its behalf by one of its directors            Name
and by another of its directors/its secretary                       ----------------------------------------------

                                                                  By
                                                                    ----------------------------------------------
                                                                    Director/Secretary
                                                                Name
                                                                    ----------------------------------------------




Executed by                                                     By
GRANITE FINANCE TRUSTEES LIMITED                                    ----------------------------------------------
as its deed as follows:                                             Director
Signed for and on its behalf by one of its directors            Name
and by another of its directors/its secretary                       ----------------------------------------------
                                                                  By
                                                                    ----------------------------------------------
                                                                    Director/Secretary
                                                                Name
                                                                    ----------------------------------------------



                                       5

Executed by
THE BANK OF NEW YORK                                              By
as its deed as follows:                                             ----------------------------------------------
Signed for and on its behalf by one of its duly                     Duly Authorised Attorney/Signatory
authorised attorneys/signatories                                Name
                                                                    ----------------------------------------------

                                   Appendix I
                    Amended and Restated Mortgages Trust Deed

                                Dated 26 May 2004
                                -----------------



                                NORTHERN ROCK PLC
                    as Seller, Cash Manager and a Beneficiary



                         GRANITE FINANCE FUNDING LIMITED
                          as Funding and a Beneficiary



                                     - and -

                        GRANITE FINANCE TRUSTEES LIMITED
                              as Mortgages Trustee



        ----------------------------------------------------------------

                                  NINTH AMENDED
                              MORTGAGES TRUST DEED

        ----------------------------------------------------------------







                           SIDLEY AUSTIN BROWN & WOOD
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937
                             REF:30507-30020/655932

                                    CONTENTS

Clause                                                                  Page No.

1.   Definitions and Construction..............................................2

2.   Creation of Mortgages Trust...............................................2

3.   Conditions Precedent......................................................3

4.   Consideration.............................................................5

5.   Increasing and Decreasing the Seller Share of the Trust Property..........8

6.   Increasing the Funding Share of the Trust Property........................9

7.   Initial Funding Share and Initial Seller Share...........................11

8.   Adjustment of Funding Share Percentage and Seller Share Percentage.......11

9.   Minimum Seller Share.....................................................24

10.  Distribution of Revenue Receipts.........................................26

11.  Distribution of Principal Receipts.......................................29

12.  Allocation of Losses.....................................................33

13.  Overpayments.............................................................34

14.  Arrears..................................................................35

15.  Ledgers..................................................................35

16.  Fees and Expenses of the Mortgages Trustee...............................36

17.  Directions from Beneficiaries............................................36

18.  Early Termination of the Mortgages Trust.................................38

19.  Audit of Mortgage Loans constituting the Trust Property..................38

20.  Transfers................................................................38

21.  Representations and Covenants............................................39

22.  Power to Delegate........................................................40

23.  Powers of Investment.....................................................40

24.  Other Provisions regarding the Mortgages Trustee.........................41

25.  No retirement of Mortgages Trustee.......................................42

26.  Termination..............................................................43

27.  Further Assurances.......................................................43

28.  No Partnership or Agency.................................................43

29.  Calculations.............................................................43

30.  Confidentiality..........................................................43

31.  Perpetuity Period........................................................44

32.  Non Petition Covenant; Limited Recourse..................................44

33.  Amendments and Waiver....................................................46

34.  Notices..................................................................46

35.  Third Party Rights.......................................................47

36.  Execution in Counterparts; Severability..................................47

37.  Governing Law and Submission to Jurisdiction.............................48

SCHEDULE 1 REPRESENTATIONS AND WARRANTIES.....................................49

THIS NINTH AMENDED MORTGAGES TRUST DEED DATED 26 MAY 2004 FURTHER AMENDS AND RESTATES THE MORTGAGES TRUST DEED DATED 26 MARCH 2001 BETWEEN:

(1) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as Seller, and in its capacity as Cash Manager and in its capacity as a Beneficiary;

(2) GRANITE FINANCE FUNDING LIMITED (registered number 79308) a private limited company incorporated under the laws of Jersey, but acting out of its office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon, CR9 1TQ in its capacity as a Beneficiary; and

(3) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309) a private limited company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as Mortgages Trustee.

WHEREAS:

(A) The Mortgages Trustee wishes to declare the following trusts in respect of the Trust Property (being on the date of this Deed, the sum of (GBP)100 which monies have been received by, are presently held by the Mortgages Trustee or to its order).

(B) The Mortgages Trustee (acting as principal and not as agent of any party) has agreed to hold the Trust Property as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of this Deed. The Mortgages Trustee will receive amounts arising from the Trust Property and will distribute such amounts for the benefit of the Beneficiaries of the Mortgages Trust. It will delegate certain tasks in relation to the Mortgages Trust to the Administrator and the Cash Manager.

(C) The Seller carries on the business of, inter alia, originating residential mortgage loans to individual Borrowers in England and Wales and Scotland and of managing and administering such mortgage loans. The Seller intends to sell and assign from time to time portfolios of such mortgage loans to the Mortgages Trustee pursuant to the Mortgage Sale Agreement entered into on or about 26 March 2001, which mortgage loans shall be held by the Mortgages Trustee as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of this Deed.

NOW THIS DEED WITNESSES:

1.   Definitions and Construction

1.1. The provisions of the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Eighth Amendment and Restatement Deed made on 26 May 2004 between, amongst others, the Seller, Funding and the Mortgages Trustee (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

2.   Creation of Mortgages Trust

2.1 Initial Trust Property: The Mortgages Trustee hereby declares itself as trustee of the Trust Property, being, upon execution of this Deed, the sum of (GBP)100 (one hundred pounds) (the "Initial Trust Property") which sum shall be held on trust by the Mortgages Trustee absolutely as to both capital and income for the benefit, as tenants in common (holding undivided beneficial interests), of the Seller as to the Initial Seller Share Percentage and Funding as to the Initial Funding Share Percentage. The Initial Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust upon due execution of this Deed by all parties to it.

2.2 Closing Trust Property: Pursuant to the provisions of the Mortgage Sale Agreement, the Seller intends to sell and assign the Initial Mortgage Portfolio to the Mortgages Trustee on the Initial Closing Date, which Initial Mortgage Portfolio including all related rights and benefits shall form part of the Trust Property (the "Closing Trust Property").

2.3 New Trust Property: From time to time and pursuant to the Mortgage Sale Agreement, the Seller intends to sell and assign New Mortgage Portfolios to the Mortgages Trustee, which New Mortgage Portfolios including all related rights and benefits shall form part of the Trust Property (the "New Trust Property").

2.4  Other Trust Property:

     (a) In accordance with this Deed, from time to time Funding and the Seller shall, subject to and in accordance with Clause 4 (Consideration), Clause 5 (Increasing the Seller Share of the Trust Property) and/or Clause 6 (Increasing the Funding Share of the Trust Property) provide consideration to the Mortgages Trustee in the form of Contributions to be applied by the Mortgages Trustee as set out in this Deed. Any

          Contribution so provided to the Mortgages Trustee shall, on receipt by the Mortgages Trustee and until it has been applied by the Mortgages Trustee in accordance with the terms of this Deed, form part of the Trust Property.

     (b) Any Re-draws made under a Flexible Mortgage Loan which is included in the Trust Property will form part of the Trust Property.

     (c) Amounts on deposit (and interest earned on such amounts) from time to time in the Mortgages Trustee Bank Accounts will form part of the Trust Property.

     (d) (If the Seller subsequently decides to retain any Mortgage Loan which is the subject of a Further Advance within the Trust Property and/or to sell and assign the Further Advance to the Mortgages Trustee in accordance with the Mortgage Sale Agreement) any Further Advance made in respect of a Mortgage Loan in the Trust Property will also form part of the Trust Property.

     (e) Any Permitted Replacement Mortgage Loan and its Related Security (including the rights under any related MIG Policy and other insurance policies arranged by the Seller, but excluding any Early Repayment Charge Receipts paid to the Seller) relating to a Permitted Product Switch effected in relation to a Mortgage Loan which forms part of the Trust Property will also form part of the Trust Property.

     (f) The proceeds of sale of any Mortgage Loan and its Related Security forming part of the Trust Property pursuant to the Mortgage Sale Agreement or other proceeds of sale of any Trust Property will form part of the Trust Property.

     (g) Any Further Draws under a Personal Secured Loan which is included in the Trust Property will also form part of the Trust Property.

2.5 Payments of Early Repayment Charges: Subject to and in accordance with the Mortgage Sale Agreement, the Mortgages Trustee will agree to pay to the Seller any Early Repayment Charge Receipts received by the Mortgage Trustee in respect of any Mortgage Loan included in the Initial Mortgage Portfolio or any New Mortgage Portfolio which the Seller sells and assigns to the Mortgages Trustee. Upon any such payment to the Seller, the benefit of such Early Repayment Charges will no longer form part of the Trust Property.

3.   Conditions Precedent

3.1 Trust Property: Subject to this Clause 3 (Conditions Precedent), the Mortgages Trustee shall hold the Trust Property as to both capital and income on trust absolutely for Funding (as to the Funding Share) and for the Seller (as to the Seller Share) as tenants in common upon, with and subject to all the trusts, powers and provisions of this Deed (such that each Beneficiary shall have an undivided beneficial interest in the Trust Property). As used herein, "Trust Property" means the Initial Trust Property, the Closing Trust Property, any New Trust Property, (but excludes any Early Repayment Charge Receipts which have been paid to the Seller and any Mortgage Loans which have been repurchased by the Seller pursuant to the Mortgage Sale Agreement) and all other Trust Property referred to under Clause 2 (Creation of Mortgages Trust) less (a) any actual Losses in relation to Mortgage Loans and any actual redemptions occurring in respect of the Mortgage Loans as described in Clause 8.5 (Adjustments to Trust Property) and (b) distributions of principal made from time to time to the Beneficiaries.

3.2 Closing Trust Property: The Closing Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust subject to satisfaction of the following conditions precedent:

     (a) the due execution and delivery of the Mortgage Sale Agreement by all parties to it;

     (b)  the due execution and delivery of this Deed by all parties to it;

     (c) the satisfaction or waiver in accordance with the terms of the Mortgage Sale Agreement of the conditions to the sale and assignment of the Initial Mortgage Portfolio as set out in Clause 2 (Sale and Purchase of Initial Mortgage Portfolio) and Clause 3 (Initial Closing
          Date) of the Mortgage Sale Agreement;

     (d) the payment by Funding to the Mortgages Trustee of Funding's Initial Contribution for the Initial Funding Share Percentage in accordance with Clause 4 (Consideration); and

     (e) the payment by the Mortgages Trustee to the Seller of the Initial Purchase Price for the sale and assignment to the Mortgages Trustee of the Initial Mortgage Portfolio.

3.3 New Trust Property: Any New Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust subject to the satisfaction or waiver in accordance with the terms of the Mortgage Sale Agreement of the conditions referred to in Clause 4 (Sale and Purchase of New Mortgage Loan Portfolios) of the Mortgage Sale Agreement for the transfer of New Mortgage Loan Portfolios to the Mortgages Trustee.

4.   Consideration

4.1 Consideration provided by Seller: The Seller in its capacity as a Beneficiary shall provide consideration to the Mortgages Trustee for the Seller Share in the Trust Property:

     (a) on the Initial Closing Date, by selling and assigning to the Mortgages Trustee the Initial Mortgage Portfolio upon payment by the Mortgages Trustee to the Seller of the Initial Purchase Price for the Initial Mortgage Portfolio in accordance with the terms of the Mortgage Sale Agreement;

     (b) on each date after the Initial Closing Date on which (i) New Mortgage Loans are acquired by the Mortgages Trustee from the Seller in accordance with the Mortgage Sale Agreement and (ii) the consideration provided to the Seller for that sale is or includes the covenant of the Mortgages Trustee to hold the Trust Property on trust for Funding (as to the Funding Share) and the Seller (as to the Seller Share) in accordance with the terms of this Deed, by the sale on such date by the Seller of such New Mortgage Loans either for the payment by the Mortgages Trustee of the Initial Purchase Price paid on such date or (if no Initial Purchase Price is paid) without payment on such date; and

     (c) on each date on which the Seller increases the Seller Share of the Trust Property in accordance with Clause 5 (Increasing and Decreasing the Seller Share of the Trust Property) below, the Seller will pay the consideration to the Mortgages Trustee specified in that Clause.

4.2 Consideration provided by Funding: Funding in its capacity as a Beneficiary shall provide consideration to the Mortgages Trustee for the Funding Share in the Trust Property:

     (a) on the Initial Closing Date, by paying to the Mortgages Trustee the Initial Contribution in respect of the Closing Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Purchase Price in respect of the Initial Mortgage Portfolio payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date;

     (b) on each Distribution Date, by paying to the Mortgages Trustee a Deferred Contribution equal to the amount (if any) of:

          (i) Mortgages Trustee Available Revenue Receipts to which Funding is entitled on such date in accordance with paragraph (d) of Clause
               10.2 (Distribution of Mortgages Trustee Available Revenue Receipts); and

          (ii) the amount of any Early Repayment Charge Receipts payable by the Mortgage Trustee to the Seller under the Mortgage Sale Agreement,

          (together the "Relevant Distribution") which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) such amount of Deferred Purchase Price as is payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date. The parties to this Deed agree that on any Distribution Date the Relevant Distribution and the Deferred Contribution payable by Funding to the Mortgages Trustee shall be set off against each other such that as between the Mortgages Trustee and Funding no amount shall be payable in respect of such Relevant Distribution or such Deferred Contribution on such date and the Cash Manager on behalf of the Mortgages Trustee shall pay to the Seller (in satisfaction of the Mortgages Trustee's obligation to pay Deferred Purchase Price to the Seller under the Mortgage Sale Agreement) those funds which, were it not for such set-off, would have been payable to Funding as the Relevant Distribution;

     (c) unless Funding has given notice to each relevant Previous Issuer of its intention to use the proceeds of a New Intercompany Loan to repay one or more of the Intercompany Loans from the Previous Issuers, and subject to Clause 6 (Increasing the Funding Share of the Trust Property) below, on each date after the Initial Closing Date on which
          (i) an amount of Initial Purchase Price is payable in respect of New Mortgage Loans which are sold and assigned by the Seller to the Mortgages Trustee on such date and (ii) Funding receives the net proceeds of a New Intercompany Loan from a New Issuer, by paying to the Mortgages Trustee an Initial Contribution in respect of such New Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Purchase Price in respect of such New Mortgage Loans payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date;

     (d) unless Funding has given notice to each relevant Previous Issuer of its intention to use the proceeds of a New Intercompany Loan to repay one or more of the

          Intercompany Loans from the Previous Issuers subject to Clause 6 (Increasing the Funding Share of the Trust Property) below, on each other date after the Initial Closing Date on which Funding receives the net proceeds of a New Intercompany Loan from a New Issuer, by paying to the Mortgages Trustee a Further Contribution in respect of the Funding Share of the Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Consideration payable to the Seller in accordance with Clause 6.3 (Initial Consideration); and

     (e) following the Final Repayment Date of the latest maturing Intercompany Loan made by any Issuer to Funding and provided that there are no further claims outstanding under any Intercompany Loan or on such earlier date provided that all Intercompany Loans have either been repaid in full or there are no further claims outstanding under any Intercompany Loan, Funding will make a final payment of Deferred Contribution to the Mortgages Trustee (the "Final Deferred Contribution") in an amount equal to the aggregate amount standing to the credit of the Funding Bank Accounts (including any account established for the purposes of the Issuer Reserve Fund and/or the Issuer Liquidity Reserve Fund of any Issuer) after making any payments ranking in priority thereto, subject to and in accordance with the relevant Funding Priority of Payments. The Final Deferred Contribution shall be in an amount equal to (and from that Final Deferred Contribution the Mortgages Trustee shall or shall procure that the Cash Manager shall on its behalf pay) the final amount of Deferred Purchase Price payable by the Mortgages Trustee to the Seller pursuant to and in accordance with the Mortgage Sale Agreement.

4.3  Application by Mortgages Trustee:

     (a) If the Mortgages Trustee receives any Initial Contribution, Deferred Contribution or the Final Deferred Contribution from Funding, the parties hereto direct the Mortgages Trustee to, and the Mortgages Trustee covenants that it shall, or shall procure that the Cash Manager on its behalf shall, pay such funds to the Seller in satisfaction of the Mortgages Trustee's obligation to make payment of the Initial Purchase Price or, as the case may be, Deferred Purchase Price in respect of the Initial Mortgage Portfolio or any New Mortgage Loans which are sold and assigned to the Mortgages Trustee by the Seller pursuant to the Mortgage Sale Agreement.

     (b) If the Mortgages Trustee receives a Further Contribution from any Beneficiary, the parties hereto direct the Mortgages Trustee to, and the Mortgages Trustee covenants that it shall, or shall procure that the Cash Manager on its behalf shall, distribute such funds to a Beneficiary or the Beneficiaries as required at the time and in the manner and otherwise in accordance with the terms of this Deed.

5.   Increasing and Decreasing the Seller Share of the Trust Property

5.1  Re-draws under Flexible Mortgage Loans:

     (a) If, in respect of any Flexible Mortgage Loan which is in the Trust Property, the relevant Borrower requests a Cash Re-draw and the Administrator (on behalf of the Mortgages Trustee) grants such request pursuant to and in accordance with the terms of the Administration Agreement, the Seller as Beneficiary shall fund that Cash Re-draw in the Mortgages Trust by making payment to the Borrower, in accordance with the terms and conditions of the relevant Mortgage Loan, of the Cash Re-draw Amount. Upon payment by the Seller to the relevant Borrower of the Cash Re-draw Amount, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be increased by an amount equal to the Cash Re-draw Amount.

     (b) If, in respect of any Flexible Mortgage Loan which is in the Trust Property, the relevant Borrower requests a Non-Cash Re-draw and the Administrator grants such request or the Administrator otherwise permits the relevant Borrower to take a Non-Cash Re-draw pursuant to and in accordance with the terms of the Administration Agreement, the Seller as Beneficiary shall fund such Non-Cash Re-draw in the Mortgages Trust by making payment to the Mortgages Trustee of a Further Contribution in an amount equal to the Unpaid Interest Amount in respect of such Non-Cash Re-draw. Upon payment by the Seller to the Mortgages Trustee of such Further Contribution, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the Seller Share of the Trust Property shall be increased by an amount equal to the amount of the Further Contribution so made to the Mortgages Trustee. The parties agree that any such Further Contribution received by the Mortgages Trustee from the Seller will be treated as Revenue Receipts and will be distributed to the Beneficiaries on the immediately succeeding Distribution Date in accordance with Clause 10 (Distribution of Revenue Receipts) below.

5.2 Further Advances: If at a future date the Seller elects not to purchase any Mortgage Loan which becomes the subject of a Further Advance from the Mortgages Trustee, the Seller will be solely responsible for funding any such Further Advance and, subject to the provisions of this Deed, upon the making of such Further Advance by the Seller, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the Seller Share of the Trust Property shall be increased by an amount equal to the amount of the Further Advance paid to the relevant Borrower.

5.3 Together Connections Mortgage Loans and Connections Mortgage Loans: If, in respect of any Together Connections Mortgage Loan or any Connections Mortgage Loan which is in the Trust Property, there has been a reduction in the outstanding balance of such Mortgage Loan from the relevant Borrower being allocated a portion of the Together Connections Mortgage Benefit or Connections Benefit (as the case may be) under such Mortgage Loan, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be decreased by an amount equal to the portion of the Together Connections Benefit or Connections Benefit (as the case may be) allocated to such Mortgage Loan.

5.4 Further Draws under Personal Secured Loans: If, in respect of any Personal Secured Loan in the Trust Property which permits Further Draws, the relevant Borrower requests a Further Draw and the Administrator grants such request, the Seller will as Beneficiary fund such Further Draw in the Mortgages Trust by making payment to the Borrower of the Further Draw in accordance with the terms and conditions of the relevant Personal Secured Loan. Upon payment by the Seller to the relevant Borrower of such Further Draw, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be increased by an amount equal to the amount of the Further Draw paid to the relevant Borrower.

6.   Increasing the Funding Share of the Trust Property

6.1 Conditions precedent: Subject as provided below, Funding may increase the Funding Share (as defined in Clause 7.1 (Initial Funding Share) below) of the Trust Property, subject to satisfaction of the following conditions precedent:

     (a) no Event of Default under the Transaction Documents shall have occurred which is continuing at the relevant date;

     (b) no Intercompany Loan Enforcement Notice has been served in respect of any Intercompany Loan;

     (c) the Rating Agencies have confirmed in writing to the Mortgages Trustee, the Security Trustee and each Issuer that the proposed increase in the Funding Share of the Trust Property would not adversely affect the then-current ratings by the Rating Agencies (or any of them) of the Notes issued by any Issuer;

     (d) the New Notes have been issued by the New Issuer, the subscription proceeds received on behalf of such New Issuer and advanced by such Issuer to Funding pursuant to an Intercompany Loan Agreement (which proceeds Funding will pay to the Mortgages Trustee to increase the Funding Share of the Trust Property on the relevant date in accordance with Clause 6.2 (Completion));

     (e) if necessary, each Issuer, including any New Issuer (if any) has entered into appropriate hedging arrangements;

     (f) as of the last day of the immediately preceding Trust Calculation Period the aggregate Current Balance of Mortgage Loans in the Trust Property which were at such time in arrears for at least 3 months is less than 4 per cent. of the aggregate Current Balance of all Mortgage Loans in the Trust Property at such time unless the Rating Agencies have confirmed that the then-current ratings of the Notes will not be adversely affected;

     (g) as of the last day of the immediately preceding Trust Calculation Period the weighted average LTV ratio of Mortgage Loans in the Trust Property (after application of the LTV Test) on such date does not exceed the LTV ratio (based on the LTV Test) of Mortgage Loans in the Trust Property on the Initial Closing Date plus 0.25 per cent.;

     (h) each Issuer Reserve Fund is fully funded on the relevant date up to the relevant Issuer Reserve Required Amount; and

     (i) as at the most recent Payment Date no deficiency was recorded on the Issuer Principal Deficiency Ledger of any Issuer,

     provided always that Funding shall not be entitled to increase the Funding Share after the Payment Date falling in January 2008 if the option to redeem the First Issuer Notes on the Payment Date in January 2008 pursuant Condition 5 of the First Issuer Notes is not exercised.

6.2 Completion: Subject to satisfaction of the conditions precedent set out in Clause 6.1 (Conditions precedent) above, Funding shall pay to the Mortgages Trustee the consideration for such increase in the Funding Share in accordance with Clause 4 (Consideration).

6.3 Initial Consideration: The parties hereto agree that Principal Receipts received by the Mortgages Trustee from Funding in payment of a Further Contribution in accordance with Clause 4 (Consideration) on any date on which Funding increases the Funding Share of the Trust Property shall be allocable and payable by the Mortgages Trustee to the Seller (in its capacity as a Beneficiary of the Mortgages Trust) as an Initial Consideration on such date whether or not such date is a Distribution Date. Any such Initial Consideration shall reduce the Seller Share of the Trust Property by the amount of the Initial Consideration.

7.   Initial Funding Share and Initial Seller Share

7.1 Initial Funding Share: The "Initial Funding Share" of the Trust Property shall be (GBP)86.61 at the date of this Deed and (GBP)1,500,000,000 at the Initial Closing Date and the "Initial Funding Share Percentage" shall be the Initial Funding Share expressed as a percentage of the Trust Property at such date, that is to say, 86.61 per cent. References herein to the "Funding Share" shall mean, prior to the first Distribution Date, the Initial Funding Share and thereafter shall mean the Current Funding Share (as defined below).

7.2 Initial Seller Share: The "Initial Seller Share" of the Trust Property shall be the sum which remains of the Trust Property after deduction of the Initial Funding Share. The Initial Seller Share of the Trust Property will be (GBP)13.39 at the date of this Deed and (GBP)232,000,000 at the Initial Closing Date and the "Initial Seller Share Percentage" shall be equal to 100 per cent. minus the Initial Funding Share Percentage, that is to say,
     13.39 per cent. The amount of the Initial Seller Share and the Initial Seller Share Percentage on the Initial Closing will be determined immediately after the Initial Closing Date. References herein to the "Seller Share" shall mean, prior to the first Distribution Date, the Initial Seller Share and thereafter shall mean the Current Seller Share (as defined below).

7.3 Rounding of percentage shares: Except for the Initial Closing Date on which the Funding Share Percentage and the Seller Share Percentage shall be calculated to two decimal places, and unless otherwise agreed by the Beneficiaries, the Current Funding Share Percentage and the Current Seller Share Percentage shall be calculated to five decimal places.

8.   Adjustment of Funding Share Percentage and Seller Share Percentage

8.1  Effective Periods:

     (a) Subject to Clause 8.1(b) below, the Cash Manager will (on behalf of the Mortgages Trustee and the Beneficiaries) recalculate the Funding Share, the Funding Share

          Percentage, the Seller Share and the Seller Share Percentage in respect of each Trust Calculation Period on the Distribution Date occurring in such Trust Calculation Period, based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on the last day of the Trust Calculation Period immediately preceding such Distribution Date.

     (b) Notwithstanding Clause 8.1(a) above, if during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee or if Funding pays a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property, the recalculation of the Funding Share, the Funding Share Percentage, the Seller Share and the Seller Share Percentage made by the Cash Manager on the Distribution Date occurring in such Trust Calculation Period will be effective only in respect of the period beginning on (and including) the first day of such Trust Calculation Period and ending on (but excluding) the first Assignment Date or Funding Contribution Date, as applicable, to occur during such Trust Calculation Period (such period in respect of such Distribution Date, an "Interim Calculation Period"), based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on the last day of the Trust Calculation Period immediately preceding such Distribution Date.

     (c) In addition to the foregoing, if during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee or if Funding pays a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property, the Cash Manager will (on behalf of the Mortgages Trustee and the Beneficiaries) recalculate the Funding Share, the Funding Share Percentage, the Seller Share and the Seller Share Percentage on such Assignment Date or Funding Contribution Date, as applicable, in respect of the period beginning on (and including) such Assignment Date or Funding Contribution Date, as applicable, and ending on the last day of such Trust Calculation Period (and including such last day of such Trust Calculation Period) (each such period in respect of each Assignment Date or Funding Contribution Date, as applicable, an "Interim Calculation Period"), based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on such Assignment Date or Funding Contribution Date, as applicable.

The parties acknowledge and agree that the Mortgage Sale Agreement provides that
(a) the Seller may not sell and assign New Mortgage Loans to the Mortgages Trustee during any Trust Calculation

Period prior to the Distribution Date in such Trust Calculation Period, and (b) the Seller may only make one sale and assignment of New Mortgage Loans to the Mortgages Trustee during any Trust Calculation Period.

8.2  Current Funding Share Percentage:

     (a) On each Distribution Date (the "Relevant Distribution Date"), the "Current Funding Share Percentage" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or related Interim Calculation Period, as applicable, for the purpose of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                    A-B-C+D
                                    ------- x 100
                                       G

          where,

     A    =    the Current Funding Share as calculated (a) on the later of the
               Distribution Date, the Assignment Date or Funding Contribution
               Date (if any) immediately preceding such Relevant Distribution
               Date, or (b) in the case of the first Distribution Date, the Initial Funding Share as at the Initial Closing Date;

     B    =    the amount of any Principal Receipts distributed to Funding on such Relevant Distribution Date in accordance with the provisions described in Clause 11 (Distribution of Principal Receipts) below;

     C    =    the amount of any Losses sustained on the Mortgage Loans during the Trust Calculation Period immediately preceding such Relevant
               Distribution Date and the amount of any reductions occurring in respect of the Mortgage Loans as described in paragraphs (a) through (e) of Clause 8.5 (Adjustments to Trust Property)
               (inclusive) below which have been allocated to Funding in the Trust Calculation Period ending on the Relevant Distribution Date
               (based on (a) the Funding Share Percentage thereof calculated on the Distribution Date immediately preceding such Relevant
               Distribution Date (provided that the Seller had not sold and assigned New Mortgage Loans to the Mortgages

               Trustee or that Funding had not paid a Further Contribution to the Mortgages Trustee in the Trust Calculation Period immediately preceding such Relevant Distribution Date), or (b) to the extent that the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee or that Funding had paid a Further Contribution to the Mortgages Trustee during the Trust Calculation Period immediately preceding such Relevant Distribution Date, the Weighted Average Funding Share Percentage (as defined below) thereof calculated on such Relevant Distribution Date prior to the distribution to be made on such Relevant Distribution Date, or (c) in the case of the first Distribution Date, the Initial Funding Share Percentage);

     D    =    an amount equal to any Capitalised Arrears which have been allocated to Funding during the Trust Calculation Period immediately preceding such Relevant Distribution Date (based on the Funding Share Percentage thereof calculated on the Distribution Date immediately preceding such Relevant
               Distribution Date or, in the case of the first Distribution Date, the Initial Funding Share Percentage);

     G    =    the amount of the Mortgages Trustee Retained Principal Receipts
               (if any) plus the aggregate Current Balance of all the Mortgage
               Loans in the Trust Property as at the last day of the Trust
               Calculation Period immediately preceding such Relevant
               Distribution Date or, if applicable, on the relevant Assignment
               Date or Funding Contribution Date, after making the distributions, allocations and additions referred to in (B), (C) and (D) above and after taking account of the following (being
               "Trust Property Calculation Adjustments") (i) any distribution of
               Principal Receipts to the Seller and to Funding, (ii) the amount of any Losses allocated to the Seller and to Funding, (iii) the adjustments referred to in paragraphs (a) through (e) of Clause
               8.5 (Adjustments to Trust Property) (inclusive) below; (iv) the amount of any other additions to or removals from the Trust
               Property during such Trust Calculation Period, including without limitation, any additions to the Trust Property resulting from Cash Re-draws, Non-Cash Redraws and Further Draws by Borrowers under Flexible Mortgage Loans which are in the Trust Property or (if the Seller subsequently elects not to repurchase Mortgage
               Loans which are the subject of Further Advances from the Mortgages Trustee) Further Advances sold and assigned by the Seller; but excluding the addition of mortgage loans on an Assignment Date and any

               Initial Contribution or Further Contribution made by Funding during such Trust Calculation Period and (v) any reduction in the outstanding principal balances of Together Connections Mortgage Loans and Connections Mortgage Loans resulting from Borrowers being allocated a portion of the related Together Connections Benefit and Connections Benefit, respectively under such Mortgage Loans.

     (b) If during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee, the Cash Manager will recalculate the Current Funding Share Percentage on each such Assignment Date which is not also a Funding Contribution Date (the "Relevant Assignment Date") in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and determining the amount of losses to be allocated to Funding, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                      A+E
                                      --- x 100
                                       H

         where,

     A    =    the Current Funding Share as calculated on the Distribution Date immediately preceding such Relevant Assignment Date;

     E    =    an amount equal to any Initial Contribution paid by Funding to the Mortgages Trustee on such Relevant Assignment Date in relation to the Funding Share of any New Mortgage Loans assigned to the Mortgages Trustee on such Relevant Assignment Date (which amount the Mortgages Trustee is required pursuant to Clause 4.3
               (Application by Mortgages Trustee) to pay to the Seller in satisfaction of the Mortgages Trustee's obligation to pay to the Seller the Initial Purchase Price in respect of New Mortgage
               Loans sold and assigned to the Mortgages Trustee on such Relevant
               Assignment Date); and

     H    =    the amount of the Mortgages Trustee Retained Principal Receipts
               (if any), plus the aggregate Current Balance of all the Mortgage
               Loans in the Trust Property as at the Distribution Date immediately preceding such Relevant Assignment Date (after making the distributions, allocations and additions on that preceding
               Distribution Date), plus the aggregate Current Balance of the New
               Mortgage Loans sold and
               assigned to the Mortgages Trustee on such Relevant Assignment
               Date and after taking account of Trust Property Calculation
               Adjustments.

     (c) If during any Trust Calculation Period Funding pays a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property, the Cash Manager will recalculate the Current Funding Share Percentage on each such Funding Contribution Date (the "Relevant Funding Contribution Date") in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property and determining the amount of losses to be allocated to Funding on the immediately succeeding Distribution Date, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                A+E+F
                                ----- x 100
                                  J

         where,

     A    =    the Current Funding Share as calculated on the Distribution Date immediately preceding such Relevant Funding Contribution Date;

     E    =    (1) if that Relevant Funding Contribution Date is also an
               Assignment Date, the amount of any Initial Contribution paid by Funding to the Mortgages Trustee on that Funding Contribution
               Date in respect of the Funding Share of any New Trust Property, and (2) in all other cases, zero;

     F    =    an amount equal to any Further Contribution paid by Funding to the Mortgages Trustee on such Relevant Funding Contribution Date to increase Funding's beneficial interest in the Trust Property;
               and

     J    =    the amount of the Mortgages Trustee Retained Principal Receipts
               (if any) plus the aggregate Current Balance of all the Mortgage
               Loans in the Trust Property as at the Distribution Date immediately preceding such Relevant Funding Contribution Date
               (after making the distributions, allocations and additions on that preceding Distribution Date) plus the aggregate Current
               Balance of the New Mortgage Loans sold and assigned to the Mortgages Trustee on that Relevant Assignment Date and after taking account of Trust Property Calculation Adjustments.

8.3 Weighted Average Funding Share Percentage: On any Distribution Date in respect to which

     (i) the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee, or (ii) Funding had paid a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property, during the Trust Calculation Period immediately preceding such Distribution Date, the Cash Manager (on behalf of the Beneficiaries) will calculate (for the sole purpose of making the distributions to be made on such Distribution Date) the weighted average of the Current Funding Share Percentages that were calculated previously in respect of each Interim Calculation Period occurring in such immediately preceding Trust Calculation Period based on the amount of Revenue Receipts and Principal Receipts received and Losses sustained during each such Interim Calculation Period. The "Weighted Average Funding Share Percentage" for any such Distribution Date will be equal to:

     (a) in respect of the distribution of Revenue Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                   (AxB)+(CxD)

     where,

     A    =    the related Current Funding Share Percentage for Interim
               Calculation Period 1;

     B    =    the number of days in Interim Calculation Period 1 divided by the number of days in the Trust Calculation Period;

     C    =    the related Funding Share Percentage for Interim Calculation
               Period 2; and

     D    =    the number of days in Interim Calculation Period 2 divided by the number of days in the Trust Calculation Period;

     (b) in respect of the distribution of Principal Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                   (AxB)+(CxD)

     where,

     A    =    the related Current Funding Share Percentage for Interim
               Calculation Period 1;

     B    =    the number of days in Interim Calculation Period 1 divided by the number of days in the Trust Calculation Period;

     C    =    the related Funding Share Percentage for Interim Calculation
               Period 2; and

     D    =    the number of days in Interim Calculation 2 Period divided by the number of days in the Trust Calculation Period;

     (c) in respect of the allocation of Losses to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (A x B) + (C x D)

     where,

     A    =    the Related Current Funding Share Percentage for Interim
               Calculation Period 1;

     B    =    the number of days in Interim Calculation Period 1 divided by the number of days in the Trust Calculation Period;

     C    =    the related Funding Share Percentage for Interim Calculation
               Period 2; and

     D    =    the number of days in Interim Calculation Period 2 divided by the number of days in the Trust Calculation Period;

8.4  Current Funding Share:

     (a) On each Distribution Date, the "Current Funding Share" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and will be an amount equal to:

                                  A - B - C + D

          where "A", "B", "C" and "D" have the meanings specified in Clause 8.2(a) above.

     (b)  On each Assignment Date (which is not also a Funding Contribution
          Date), the Current Funding Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                     A + E

          where "A" and "E" have the meanings specified in Clause 8.2(b) above.

     (c) On each Funding Contribution Date, the Current Funding Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                   A + E + F

          where "A", "E" and "F" have the meanings specified in Clause 8.2(c) above.

8.5 Adjustments to Trust Property: If any of the following events has occurred during a Trust Calculation Period, then (subject to the Cash Manager receiving notice or otherwise being aware of the occurrence of the event) for the purposes of making the Trust Property Calculation Adjustments, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be reduced or, as the case may be, deemed to be reduced:

     (a) any Borrower exercises a right of set-off in relation to any Mortgage Loan in the Trust Property so that the amount of principal and/or interest owing under such Mortgage Loan is reduced but no corresponding payment is received by the Mortgages Trustee, in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be reduced by an amount equal to the amount so set-off by such Borrower; and/or

     (b) a Mortgage Loan or (as applicable) its Related Security (i) is in breach of the Representations and Warranties in the Mortgage Sale Agreement as at the Initial Closing Date or, as the case may be, the relevant Assignment Date or (ii) is the subject of a Product Switch or a Further Advance or in respect of which the Borrower has accepted an offer by the Seller of a Personal Secured Loan in respect of which the Seller has elected to purchase the relevant Mortgage Loan or Mortgage Loans and Related Security, and in the case of (i) above the Seller fails to repurchase and in the case of (ii) above the Seller fails to purchase, the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account and their Related Security as required by the terms of the Mortgage Sale Agreement; in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to the Current Balance of the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account (together with Arrears of Interest and Accrued Interest) which the Seller has failed to repurchase or purchase, as applicable; and/or

     (c) the Security Trustee is notified that a Flexible Mortgage Loan or part thereof has been determined by a court judgment on the point or as a result of a determination by a relevant regulatory authority (whether or not in relation to an analogous flexible mortgage loan product of another UK mortgage lender):

          (i)  to be unenforceable; and/or

          (ii) not to fall within the first ranking charge by way of legal mortgage or first ranking standard security over the relevant Mortgaged Property,

          and, in either case, such Flexible Mortgage Loan is not otherwise subject to the repurchase obligation under the Mortgage Sale Agreement, in which event, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to that portion of the Current Balance of the Flexible Mortgage Loan which is so determined to be unenforceable or not to fall within the first ranking charge by way of legal mortgage or first ranking standard security over the relevant Mortgaged Property; and/or

     (d) (i) in respect of breaches of Representations and Warranties in the Mortgage Sale Agreement, the Seller would be required to repurchase a Mortgage Loan and its Related Security and (ii) in respect of a Mortgage Loan subject to a Further Advance or a Product Switch or in respect of which the Borrower has accepted an offer by the Seller of a Personal Loan, the Seller elects to purchase the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account and their Related Security in accordance with the terms of the Mortgage Sale Agreement, but such Mortgage Loan and its Related Security are not capable of being repurchased or purchased, as applicable; in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to the Current Balance of the relevant Mortgage Loan (together with Arrears of Interest and Accrued Interest) which is not capable of being repurchased or purchased, as applicable; and/or

     (e) the Seller breaches any other material warranty under the Mortgage Sale Agreement and/or (for so long as it is the Administrator) the Administration Agreement, in which event the aggregate Current Balance of Mortgage Loans constituting the Trust Property shall be deemed for the purposes of making the Trust Property Calculation

          Adjustments to be reduced by an amount equivalent to all losses, costs, liabilities, claims, expenses and damages incurred by the Beneficiaries as a result of such breach.

     The reductions and deemed reductions set out in paragraphs (a), (b), (c),
     (d) and (e) of this Clause and any resulting loss shall, subject to Clause
     9.1 (Initial Minimum Seller Share), be allocated on the relevant Distribution Date, Assignment Date or Funding Contribution Date (as applicable) first to the Seller Share of the Trust Property (or for the purposes of calculating the Seller Share of the Trust Property as the case may be) until the Seller Share is zero and thereafter shall be allocated to the Funding Share of the Trust Property. If at, or any time after the Initial Closing Date the Mortgages Trustee holds, or there is held to its order, or it receives, or there is received to its order, any property, interest, right or benefit relating to the whole or that portion of any Mortgage Loan and its Related Security which is or has been subject to any matter described in paragraphs (a) through (e) above and in respect of which the Seller Share of the Trust Property has been reduced or deemed reduced such property, interest, right or benefit will constitute a Revenue Receipt and the Mortgages Trustee will remit, assign or transfer the same to Funding (but only if and to the extent that the related reductions or deemed reductions were applied against the Funding Share of the Trust Property) and thereafter to the Seller, as the case may require, and until it does so or to the extent that the Mortgage Trustee is unable to effect such remittance, assignment or transfer, the Mortgages Trustee will hold such property, interest, right or benefit and/or the proceeds thereof upon trust absolutely for Funding and/or the Seller (separate from the Mortgages Trust), as the case may require.

8.6  Current Seller Share Percentage:

     (a) On each Distribution Date, the "Current Seller Share Percentage" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date, and will be a percentage equal to:

                    100% - Current Funding Share Percentage

          where the Current Funding Share Percentage is calculated on such Distribution Date in accordance with Clause 8.2(a) above.

     (b) On each Assignment Date, the Cash Manager will recalculate the Current Seller Share Percentage in respect of the related Interim Calculation Period and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and will be a percentage equal to:

                    100% - Current Funding Share Percentage

          where the Current Funding Share Percentage is as calculated on such Assignment Date in accordance with Clause 8.2(b) above.

     (c) On each Funding Contribution Date, the Cash Manager will recalculate the Current Seller Share Percentage in respect of the related Interim Calculation Period and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and will be a percentage equal to:

                    100% - Current Funding Share Percentage

          where the Current Funding Share Percentage is as calculated on such Funding Contribution Date in accordance with Clause 8.2(c) above.

8.7 Weighted Average Seller Share Percentage: On any Distribution Date in respect to which (i) the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee, or (ii) Funding had paid a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property, during the Trust Calculation Period immediately preceding such Distribution Date, the Cash Manager will calculate (for the sole purpose of making the distributions to be made on such Distribution Date) the weighted average of the Seller Share Percentages that were calculated previously in respect of the Revenue Receipts and Principal Receipts received, and Losses sustained, during each Interim Calculation Period occurring in such immediately preceding Trust Calculation Period and will be a percentage equal to:

     (a) in respect of the distribution of Revenue Receipts to be made on such Distribution Date:

                100% - Weighted Average Funding Share Percentage

          where such Weighted Average Funding Share Percentage is as calculated in Clause 8.3(a) above;

     (b) in respect of the distribution of Principal Receipts to be made on such Distribution Date:

                100% - Weighted Average Funding Share Percentage

          where such Weighted Average Funding Share Percentage is as calculated in Clause 8.3(b) above; and

     (c)  in respect of the allocation of Losses to be made on such Distribution
          Date:

                100% - Weighted Average Funding Share Percentage

          where such Weighted Average Funding Share Percentage is as calculated in Clause 8.3(c) above.

8.8  Current Seller Share:

     (a) On each Distribution Date, the "Current Seller Share" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and will be an amount equal to:

 The aggregate amount of the Trust Property as at the Relevant Distribution Date
                            - Current Funding Share

          where "Current Funding Share" has the meaning given in Clause 8.4(a) above.

     (b) On each Assignment Date, the Current Seller Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

 The aggregate amount of the Trust Property as at the Relevant Assignment Date -
                             Current Funding Share

          where "Current Funding Share" has the meaning given in Clause 8.4(b) above.

     (c) On each Funding Contribution Date, the Current Seller Share will be calculated by the Cash Manager in respect of the Interim Calculation Period and will be an amount equal to:

      The aggregate amount of the Trust Property as at the Relevant Funding
                    Contribution Date - Current Funding Share

          where "Current Funding Share" has the meaning given in Clause 8.4(c) above.

8.9 Funding Share/Seller Share: Neither the Funding Share nor the Seller Share may be reduced below zero. At all times the Funding Share Percentage and the Seller Share Percentage shall be equal to 100 per cent. of the Trust Property.

9.   Minimum Seller Share

9.1 Initial Minimum Seller Share: The Seller Share of the Trust Property includes an amount equal to the Minimum Seller Share. Unless and until the Funding Share of the Trust Property is in an amount equal to zero, or following the occurrence of an Asset Trigger Event, the Seller will not be entitled to receive Mortgages Trustee Principal Receipts which would reduce the Seller Share of the Trust Property to an amount less than the Minimum Seller Share and the Seller consents and directs the Mortgages Trustee accordingly.

9.2  Fluctuation of Minimum Seller Share on each Distribution Date:

     At the Initial Closing Date, the Minimum Seller Share will be
     (GBP)50,000,000. The amount of the Minimum Seller Share will be recalculated on each Distribution Date in accordance with the following formula:

                                  W + X + Y + Z

          where:

          W    =    100% of the sum of the average cleared credit balance of all applicable accounts linked to Together Connections Mortgage
                    Loans and Connections Mortgage Loans in respect of each calendar month or any part of any such calendar month.

          X    =    2.0% of the aggregate Current Balance of all Mortgage Loans comprised in the Trust Property as at the last day of the immediately preceding Trust Calculation Period;

          Y    =    the product of: p x q x r where:

               p    =    8%;

               q    =    the sum of (i) the "Flexible Cash Re-Draw Capacity",
                         being an amount equal to the difference between (1) the maximum amount of Cash Re-draws that Borrowers may draw under Flexible Mortgage Loans included in the Trust

                         Property (whether or not drawn) as at the last day of the immediately preceding Trust Calculation Period and
                         (2) the aggregate Current Balance of Cash Re-draws which form part of the Trust Property as at the last day of the immediately preceding Trust Calculation Period; and (ii) the "Further Draw Capacity", being an amount equal to the difference between (1) the maximum amount of Further Draws that Borrower may make under Personal Secured Loans included in the Trust Property (whether or not drawn) as at the last day of the immediately preceding Trust Calculation Period and (2) the aggregate Current Balance of Personal Secured Loans which form part of the Trust Property as at the last day of the immediately preceding Trust Calculation Period; and

               r    =    3; and

          Z    =    the aggregate Current Balance of (i) Re-Draws and (ii)
                    Personal Secured Loans in the Trust Property as at the last day of the immediately preceding Trust Calculation
                    Period.

9.3 Recalculation of Minimum Seller Share following occurrence of exceptional events: The calculation of the Minimum Seller Share in accordance with Clause 9.2 (Fluctuation of Minimum Seller Share on each Distribution Date) above will be recalculated by the Cash Manager with the agreement of the parties hereto subject to the approval of the Rating Agencies if the Seller merges or otherwise combines its business with another bank or other financial institution so as to increase the risks associated with Borrowers holding deposits in Northern Rock accounts.

10.  Distribution of Revenue Receipts

10.1 Distribution of Third Party Amounts: Pursuant to the Cash Management Agreement, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) will deduct, as and when identified, Third Party Amounts from the Revenue Receipts standing to the credit of the Mortgages Trustee GIC Account or other Mortgages Trustee Bank Account, and pay over the same to the proper recipients thereof. The Mortgages Trustee and the Beneficiaries hereby consent to such deductions.

10.2 Distribution of Mortgages Trustee Available Revenue Receipts: Subject as provided in Clause 8.8 (Adjustments on Distribution Dates), on each Distribution Date the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) will distribute Mortgages Trustee Available Revenue Receipts as follows:

     (a) firstly, in no order of priority between them but in or towards satisfaction pro rata according to the respective amounts due of:

          (i) any fees, costs, charges, liabilities and expenses then due or to become due to the Mortgages Trustee under the provisions of this Deed together with (if applicable) VAT thereon (to the extent not already included) as provided herein; and

          (ii) any amounts due and payable by the Mortgages Trustee to third parties in respect of the Mortgages Trust but only if incurred without breach by the Mortgages Trustee of the documents to which it is a party and payment has not been provided for elsewhere;

     (b) secondly, in no order of priority between them but in or towards satisfaction pro rata according to the respective amounts due of:

          (i) any remuneration then due and payable to the Administrator and any costs, charges, liabilities and expenses then due or to become due to the Administrator under the provisions of the Administration Agreement prior to the immediately succeeding Distribution Date, in each case together with (if applicable) VAT thereon (to the extent not already included) as provided therein; and

          (ii) any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due to the Cash Manager under the provisions of the Cash Management Agreement prior to the immediately succeeding Distribution Date, in each case together with (if applicable) VAT thereon (to the extent not already included) as provided therein;

     (c) thirdly, in no order of priority between them but in proportion to the respective amounts due, and subject to the proviso below, to allocate and pay Mortgages Trustee Available Revenue Receipts to:

          (i) (subject as provided in Clause 8.8 (Adjustments on Distribution Dates)) the Seller in an amount determined by multiplying the total amount of the remaining Mortgages Trustee Available Revenue Receipts by the Current Seller Share Percentage of the Trust Property, as determined on the immediately preceding Distribution Date or, in the case of the first Distribution Date, immediately following the relevant Closing Date, as of such Closing Date; and

          (ii) (subject as provided in Clause 8.8 (Adjustments on Distribution Dates)) Funding in an amount which is equal to the lesser of:

               (A) an amount determined by multiplying the total amount of the remaining Mortgages Trustee Available Revenue Receipts by the Current Funding Share Percentage of the Trust Property, as determined on the immediately preceding Distribution Date or, in the case of the first Distribution Date, the Initial Funding Share Percentage); and,

               (B) the aggregate of the amounts to be applied on the immediately succeeding Payment Date for Group 1 Issuers and the immediately succeeding Payment Date for Group 2 Issuers as set forth under the Funding Pre-Enforcement Revenue Priority of Payments or the Funding Post-Enforcement Priority of Payments (but excluding any principal amount due under any Intercompany Loan (save that, for the avoidance of doubt, such exclusion shall not apply in respect of any Funding Available Revenue Receipts which are applied by an Issuer to credit that Issuer's Principal Deficiency Ledger and thereby reduce the principal payable under that Issuer's Intercompany Loan) and any of Deferred Contribution amount due under Item (P) of the Funding Pre-Enforcement Revenue Priority of Payments and/or Item (F) of the Funding Post-Enforcement Priority of Payments), less all other amounts (not derived from the distribution of Mortgages Trustee Available Revenue Receipts under this Deed) which will constitute Funding Available Revenue Receipts on the immediately succeeding Payment Date such amount not to be less than zero; and

     (d) finally, to allocate to Funding but pay at the direction of Funding to the Seller an amount equal to YY - ZZ, where "YY" is the amount of the Mortgages Trustee Available Revenue Receipts and "ZZ" is the amount of such Mortgages Trustee Available Revenue Receipts applied and/or allocated under items (a) to (c) above, such amount to be in satisfaction of amounts of Deferred Purchase Price due to the Seller under the terms of the Mortgage Sale Agreement;

PROVIDED THAT if an Assignment Date or a Funding Contribution Date has occurred during the Trust Calculation Period immediately preceding such Distribution Date, then the Cash Manager will use (i) the Weighted Average Seller Share Percentage (instead of the Current Seller Share Percentage) as calculated pursuant to Clause 8.7(a) above in determining the amount of Mortgages Trustee Available Revenue Receipts to distribute to the Seller pursuant to Clause 10.2(c)(i) above, and (ii) the Weighted Average Funding Share Percentage (instead of the Current Funding Share Percentage) as calculated pursuant to Clause 8.3(a) above in determining the amount of Mortgages Trustee Available Revenue Receipts to distribute to Funding pursuant to Clause 10.2(c)(ii)(A) above.

11.  Distribution of Principal Receipts

11.1 Distribution of Principal Receipts prior to the occurrence of a Trigger
     Event: Subject as provided in Clause 8.8 (Adjustments on Distribution Dates), prior to the occurrence of a Trigger Event (and whether or not there has been an enforcement of the Funding Security or any Issuer Security), on each Distribution Date (or, in respect of any Initial Consideration, on any Funding Contribution Date), the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, subject to the provisos below, allocate and distribute Mortgages Trustee Principal Receipts as follows:

     (a) first, to the Seller an amount in respect of any Initial Consideration (if any) which is then allocable and payable to the Seller under Clause 6.3 (Initial Consideration) above;

     (b) second, to Funding an amount in respect of each Issuer which is equal to the lesser of:

          (i) (1) prior to the occurrence of an ACA Trigger Event, the principal amount due on the Intercompany Loan of such Issuer equal to the Controlled Amortisation Amounts due, if any, on such Issuer's Payment Date immediately succeeding such Distribution Date (in each case determined on the assumption that the Issuer Reserve Requirement, the Issuer Arrears Test and the Subordinated Principal Test (as applicable) are satisfied on such date; that the Controlled Amortisation Amount is the relevant amount as set forth in the tables contained in Schedule 4 to the Current Issuer Cash Management Agreement; and that the proviso appearing at the end of such tables does not apply); and

               (2) upon and after the occurrence of an ACA Trigger Event, (x) in respect of each Issuer that is not an ACA Issuer, an amount as set forth in (i)(1) above; and (y) in respect of each ACA Issuer, up to an amount equal to the ACA Limit Amount in respect of such ACA Issuer; and

          (ii) an amount in respect of each Issuer equal to:

                                              Current Funding Share               Outstanding Principal Balance
                                          Percentage as calculated on the      on such Issuer's Intercompany Loan
                                               immediately preceding           -----------------------------------
                    Mortgages Trustee      Distribution Date (or, in the               Aggregate Outstanding
                   Principal Receipts  x   case of the first Distribution   x         Principal Balance on all
                                          Date following the Closing Date                Intercompany Loans
                                           in respect of such Issuer, as
                                           of the relevant Closing Date)

     (c)  third,

          (i) prior to the occurrence of an ACA Trigger Event, to Funding an amount in respect of each Issuer towards any principal amount remaining which will be due and payable (following the payment to Funding set forth in (b) above) on such Issuer's immediately succeeding Payment Date under such Issuer's Intercompany Loan (in each case determined on the assumption that the Issuer Reserve Requirement, the Issuer Arrears Test and the Subordinated Principal Test (as applicable) are satisfied on such date; that the Controlled Amortisation Amount is the relevant amount as set forth in the tables contained in Schedule 4 to the Current Issuer Cash Management Agreement; and that the proviso appearing at the end of such tables does not apply) plus an amount equal to the amount which Funding will be required to apply on that Payment Date under item (1)(A) or (2)(A) of the Funding Pre-Enforcement Principal Priority of Payments (to the extent not already funded under (B)(1) of such priority of payments); and

          (ii) upon and after the occurrence of an ACA Trigger Event, to Funding
               (x) in respect of an Issuer that is not an ACA Issuer, an amount as set forth in (c)(i) above and (y) in respect of each ACA Issuer (following the payment to Funding set forth in (b) above) up to an amount equal to the ACA Limit Amount in respect of such ACA Issuer plus an amount equal to the amount which Funding will be required to apply on that Payment Date under item (1)(A) or
               (2)(A) of the Funding Pre-Enforcement Principal Priority of Payments; and

     (d) last, if such Distribution Date is not a Seller Share Event Distribution Date, all remaining Mortgages Trustee Principal Receipts to the Seller (as Beneficiary),

PROVIDED THAT in relation to (a) through (d) above the following rules (the "Rules for the application of Mortgages Trustee Principal Receipts") shall apply:

(1) If the Notes of any Issuer have become immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Issuer (and the other Intercompany Loans of any other Issuers) have become immediately due and payable as a result of the service of an Intercompany Loan Enforcement Notice, principal payments in respect of the Intercompany Loan of that Issuer may be made in excess of any Controlled

     Amortisation Amount and paragraph (b)(i) above shall no longer apply in relation to that Issuer and, except following a Non-Asset Trigger Event, the amount of Mortgages Trustee Principal Receipts to be distributed to Funding in respect of that Issuer on that Distribution Date may not exceed the amount determined under paragraph (b)(ii) above.

(2) If the Notes of any Issuer have become immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Issuer (and the other Intercompany Loans of any other Issuers) have become immediately due and payable as a result of the service of an Intercompany Loan Enforcement Notice, then for the purpose of calculating the amount in respect of that Issuer under paragraph (b)(ii) above, that amount may be reduced to the extent of any remaining amounts standing to the credit of the Issuer Reserve Ledger and/or the Issuer Liquidity Reserve Ledger (if any) for that Issuer which are to be utilised on the immediately succeeding Payment Date to repay principal on that Issuer's Intercompany Loan, but only to the extent that those amounts would not otherwise be payable on that Intercompany Loan on that Payment Date.

(3) The amount of Mortgages Trustee Principal Receipts payable to Funding in respect of each Issuer on a Distribution Date will be reduced in proportion to the aggregate of the Issuer Available Revenue Receipts of that Issuer which are to be applied on the immediately succeeding Payment Date in reduction of deficiencies recorded on the Issuer Principal Deficiency Ledger of that Issuer, but only to the extent that the Issuer Available Revenue Receipts which are to be so applied on that Payment Date would not otherwise be payable as principal on the relevant Notes on that Payment Date.

(4) For the purpose of determining the Mortgages Trustee Principal Receipts to be distributed to Funding in respect of the amount due on the Intercompany Loan of any Issuer under (b) and (c) above, the Outstanding Principal Balance of that Intercompany Loan shall be deemed to be reduced by the amount of:

     (a) any deficiency recorded on the Issuer Principal Deficiency Ledger of that Issuer as at that Distribution Date, but only to the extent that such deficiency has arisen under a result of (i) Losses on the Mortgage Loans allocated by Funding to that Issuer and/or (ii) the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of that Issuer but not as a result of any other principal deficiency of that Issuer; and

     (b) the Outstanding Principal Balance as at such Distribution Date of any Special Repayment Notes issued by that Issuer.

(5) Funding will not be entitled to receive and the Cash Manager shall procure that Funding does not receive any amount of Mortgages Trustee Principal Receipts from the Mortgages Trustee on a Distribution Date which is not required by Funding to repay principal falling due on any Intercompany Loan on the immediately succeeding Payment Date in order to fund payments of principal falling due on any Notes issued by any Issuer on that Payment Date.

(6) The Mortgages Trustee will not distribute any Overpayment (other than a Capital Payment) in respect of any Non-Flexible Mortgage Loan until the first Distribution Date following December 31 of the year in which such Overpayment is received; provided that if a Borrower has made an Underpayment of principal in respect of such Non-Flexible Mortgage Loan following the Overpayment then the Mortgages Trustee will distribute principal in an amount up to the amount of such Underpayment (but not exceeding the amount of the Overpayment previously made) on the immediately succeeding Distribution Date.

(7) If an Assignment Date or a Funding Contribution Date has occurred during the Trust Calculation Period immediately preceding a Distribution Date, then the Cash Manager shall use the Weighted Average Funding Share Percentage (instead of the Current Funding Share Percentage) as calculated pursuant to Clause 8.3(b) above in determining the amount of Mortgages Trustee Principal Receipts to be distributed to Funding in respect of each Issuer pursuant to Clause 11.1(b)(ii) above.

(8) On a Seller Share Event Distribution Date, the Cash Manager shall not distribute the remaining Mortgages Trustee Principal Receipts to the Seller and shall deposit all Mortgages Trustee Retained Principal Receipts in the Mortgages Trustee GIC Account and make a corresponding credit to the Mortgages Trustee Principal Ledger.

11.2 Distribution of Mortgages Trustee Principal Receipts on or after the occurrence of an Asset Trigger Event: On or after the occurrence of an Asset Trigger Event, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, on each Distribution Date (including, if applicable, any Distribution Date on which an Asset Trigger Event occurs), allocate and distribute all Mortgages Trustee Principal Receipts as follows:

     (a) if the immediately preceding Distribution Date was a Seller Share Event Distribution Date, all of the Mortgages Trustee Retained Principal Receipts to Funding; and then

     (b) between Funding and the Seller, in no order of priority between them and pro rata according to the Funding Share Percentage of the Trust Property and the Seller Share

          Percentage of the Trust Property, respectively, until the Funding Share of the Trust Property is zero (and, for the avoidance of doubt, such payments may reduce the Seller Share to an amount less than the Minimum Seller Share),

     PROVIDED THAT if an Assignment Date or a Funding Contribution Date has occurred in the Trust Calculation Period immediately preceding any such Distribution Date, the Cash Manager will apply all Mortgages Trustee Principal Receipts after (a) above between Funding and the Seller pro rata according to the Weighted Average Funding Share Percentage (as calculated pursuant to Clause 8.3 above) and Weighted Average Seller Share Percentage (as calculated pursuant to Clause 8.7 above) for such Distribution Date until the Funding Share of the Trust Property is zero.

11.3 Distribution of Principal Receipts on or after the occurrence of a Non-Asset Trigger Event: On or after the occurrence of a Non-Asset Trigger Event and until the occurrence of an Asset Trigger Event, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, on each Distribution Date (including, if applicable, any Distribution Date on which a Non-Asset Trigger Event occurs), apply all Mortgages Trustee Principal Receipts to Funding until the Funding Share of the Trust Property has been reduced to zero and shall thereafter, on each Distribution Date, apply all Mortgages Trustee Principal Receipts to the Seller.

12.  Allocation of Losses

12.1 Subject as provided otherwise herein (including Clause 8.4 (Adjustments to Trust Property) of this Deed), all Losses sustained on the Mortgage Loans (other than Personal Secured Loans) during a Trust Calculation Period shall be applied in reducing pro rata both the Funding Share and the Seller Share of the Trust Property on the Distribution Date immediately succeeding such Trust Calculation Period by multiplying the Losses sustained in such relevant Trust Calculation Period by the Current Funding Share Percentage (as calculated on the Distribution Date immediately preceding such Trust Calculation Period), until the Funding Share of the Trust Property is zero, PROVIDED THAT, if during the Trust Calculation Period immediately preceding a Distribution Date the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee, or if Funding paid a Further Contribution to the Mortgages Trustee to increase the Funding Share of the Trust Property such Losses shall be multiplied by the Weighted Average Funding Share Percentage (as calculated on such Distribution Date pursuant to Clause 8.3(c) above) rather than the Current Funding Share Percentage. The remainder of such Losses shall be allocated to the Seller.

12.2 All losses sustained during a Trust Calculation Period on Personal Secured Loans forming part of the Trust Property shall be applied to reduce the Seller Share of the Trust Property (including, for the avoidance of doubt, that portion of the Seller Share which represents the Minimum Seller Share) on the Distribution Date immediately succeeding such Trust Calculation Period until the Seller Share is zero and thereafter shall be applied to reduce the Funding Share of the Trust Property.

13.  Overpayments

13.1 Non-Flexible Mortgage Loans: The Mortgages Trustee shall not distribute to the Beneficiaries any Overpayment in respect of any Non-Flexible Mortgage Loan which does not constitute a Capital Payment until the first Distribution Date following 31st December of the year in which such Overpayment is received, save to the extent that any such Overpayment by a Borrower is applied in reduction of an Underpayment by such Borrower in respect of such Mortgage Loan prior to such date. Any such Overpayment shall be retained in the Mortgages Trustee GIC Account and the Cash Manager will maintain a separate ledger to record its receipt and subsequent payment from time to time. Where any such Overpayment has been made in error the Cash Manager and/or the Administrator will be authorised to refund the amount of such Overpayment to the relevant Borrower at any time prior to 31st December of the year in which such Overpayment was made.

13.2 Flexible Mortgage Loans: Overpayments in respect of any Flexible Mortgage Loan (including the amount of any Together Connections Benefit applied to the related Together Connections Mortgage Loans or any Connections Benefit applied to the related Connections Mortgage Loans) will not be retained in the Mortgages Trustee GIC Account but will be distributed to the Beneficiaries on the immediately succeeding Distribution Date as Principal Receipts.


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

14.  Arrears

     The aggregate Current Balance of the Mortgage Loans in the Mortgages Trust will be increased at any time by the amount in which the Mortgage Loans that have been sold and assigned to the Mortgages Trust are in arrears and those arrears have been capitalised. Such increase shall be allocated to the Beneficiaries at any time in proportion to their respective percentage shares in the Trust Property as determined in respect of the Trust Calculation Period or Interim Calculation Period, as the case may be, in which the arrears occur.

15.  Ledgers

     The Mortgages Trustee shall maintain, or shall procure that the Cash Manager shall maintain, the following Mortgages Trustee Ledgers:

     (a) the Principal Ledger, which shall record (i) all receipts of Principal Receipts and distribution of the same to Funding and the Seller and
          (ii) any Mortgages Trustee Retained Principal Receipts;

     (b) the Revenue Ledger, which shall record all receipts of Revenue Receipts and distribution of the same in accordance with this Deed;

     (c) the Losses Ledger, which shall record Losses in relation to the Mortgage Loans;

     (d) the Funding Share/Seller Share Ledger which shall record the Funding Share, the Seller Share of the Trust Property, the Funding Share Percentage and the Seller Share Percentage;

     (e) the Overpayments Ledger; which shall be divided into sub ledgers to record (i) Overpayments on Non-Flexible Mortgage Loans received into and paid out of the Mortgages Trustee GIC Account from time to time and (ii) Overpayments on Flexible Mortgage Loans;

     (f) the Non-Flexible Underpayments Ledger; which shall record Underpayments on Non-Flexible Mortgage Loans from time to time;

     (g)  the Re-Draw Ledger, which shall be divided into sub ledgers to record
          (i) Cash Re-Draws made in respect of Flexible Mortgage Loans and (ii) Non-Cash Re-Draws made in respect of Flexible Mortgage Loans;

     (h) the Contributions Ledger, which will be divided into sub ledgers to record (i) the making by Funding of Contributions to the Mortgages Trust, (ii) the making by the Seller of Contributions to the Mortgages Trust and the application of such Contributions by the Mortgages Trustee in payment to the Seller of (a) amounts of Initial Purchase Price for the sale of any New Mortgage Portfolio which is acquired by the Mortgages Trustee from the Seller under the provisions of the Mortgage Sale Agreement or (b) amounts of Deferred Purchase Price in accordance with the Mortgage Sale Agreement or (c) any Initial Consideration in accordance with this Deed; and

     (i) the Further Draw Ledger, which shall record all Further Draws in relation to Personal Secured Loans.

16.  Fees and Expenses of the Mortgages Trustee

16.1 Remuneration: The Mortgages Trustee shall be entitled to charge and be remunerated for the work undertaken by it as trustee of the trusts created by this Deed. The remuneration shall be on such terms (if any) as the Mortgages Trustee may from time to time agree with the Beneficiaries in writing.

16.2 Expenses and Liabilities: Each Beneficiary shall indemnify the Mortgages Trustee from time to time with such regularity as is reasonably agreed between the parties, in respect of the Funding Share and the Seller Share, respectively, of the documentable costs, expenses and/or liabilities directly and properly incurred by the Mortgages Trustee in performing its obligations hereunder or otherwise in acting as trustee in accordance with the terms of this Deed and the other Transaction Documents to which the Mortgages Trustee is a party inclusive (if applicable) of any amounts in respect of Irrecoverable VAT incurred in respect of such costs and expenses.

17.  Directions from Beneficiaries

17.1 Administration Agreement and Cash Management Agreement: On the Initial Closing Date the Mortgages Trustee shall enter into the Administration Agreement and the Cash Management Agreement.

17.2 Directions from Beneficiaries: Subject to Clause 17.3 (No Breach) below, the Mortgages Trustee covenants with the Beneficiaries that the Mortgages Trustee shall take all necessary steps and do everything which both Funding and the Seller (acting together) may reasonably request or direct it to do in order to give effect to the terms of this Deed or the other Transaction Documents to which the Mortgages Trustee is a party; provided that at any time after the Funding Share has been reduced to zero the Mortgages Trustee shall not be required to act at the direction of both Funding and the Seller (acting together) and shall instead act in accordance with any direction given solely by the Seller.

17.3 No breach: Each of Funding and the Seller covenant with each other and with the Mortgage Trustee that neither shall direct or request the Mortgages Trustee to do any act or thing which breaches the terms of, or is otherwise expressly dealt with (such that the Mortgages Trustee has no discretion) under any of the Transaction Documents.

17.4 No requirement to act: The Mortgages Trustee will not be bound and shall have no power to take any proceedings, actions or steps under or in connection with any of this Deed or the other Transaction Documents to which it is a party unless:

     (a) it shall have been directed to do so by the Beneficiaries or it is required to do so under any express provision of this Deed or the other Transaction Documents (but subject to Clause 17.2 (Directions from Beneficiaries) in respect of conflict of directions); and

     (b) it shall have been indemnified to its satisfaction against all liabilities, proceedings, claims and demands to which it may be or become liable and all costs, charges and expenses which may be incurred by it in connection therewith and the terms of such indemnity may include the provision of a fighting fund, non-recourse loan or other similar arrangement.

17.5 Covenant of the Mortgages Trustee: Subject to Clause 17.2 (Directions from Beneficiaries) the Mortgages Trustee covenants with each of the Seller and Funding to exercise all of its rights arising under or in respect of the Trust Property (including without limitation any rights of enforcement) for the benefit of and on behalf of the Beneficiaries.

18.  Early Termination of the Mortgages Trust

     Prior to its termination in accordance with Clause 26 (Termination), provided that all amounts due from Funding to the Funding Secured Creditors have been repaid in full and the Funding Share of the Trust Property has been reduced to zero, the Mortgages Trust constituted by this Deed may be terminated at the option of the Seller, following a request in writing by the Seller to the Mortgages Trustee (which shall be copied to Funding and the Cash Manager) at any time on or after the date on which all of the Intercompany Loans have been repaid in full or there is no further claim under any Intercompany Loan or such other date as may be agreed in writing between the Mortgages Trustee, Funding and the Seller.

19.  Audit of Mortgage Loans constituting the Trust Property

     If the long term, unsecured, unguaranteed and unsubordinated debt obligations of the Seller fall below A3 by Moody's then, if required by Moody's, the Beneficiaries shall appoint a firm of independent auditors (approved by the Rating Agencies) to determine whether the Mortgage Loans and their Related Security (or any part of them) constituting the Trust Property complied with the representations and warranties set out in
     Schedule 1 (Representations and Warranties) of the Mortgage Sale Agreement as at the date such Mortgage Loans were sold and assigned to the Mortgages Trustee. The costs of such independent auditors shall be borne by the Beneficiaries pro rata according to their respective current percentage shares in the Trust Property.

20.  Transfers

20.1 Funding shall not assign: Subject to the right of Funding to assign by way of security its right, title, benefit and interest in the Trust Property and/or under this Deed to the Security Trustee under the Funding Deed of Charge and subject to the right of the Security Trustee or a Receiver to sell the Funding Share of the Trust Property and/or such right and interest under this Deed following the service of an Intercompany Loan Enforcement Notice (which right is hereby conferred), Funding covenants with the Seller that it shall not, and shall not purport to, sell, assign, transfer, convey, charge, declare a trust over, create any beneficial interest in, or otherwise dispose of the Funding Share in the Trust Property, or any of Funding's rights, title, interest or benefit in any of the Mortgage Portfolio or the Trust Property.

20.2 Seller shall not assign: The Seller covenants with Funding that it shall not, and shall not purport to, sell, assign, transfer, convey, charge, declare a trust over, create any beneficial interest in, or otherwise dispose of the Seller Share in the Trust Property or any of the Seller's rights, title, interest or benefit in the Trust Property, other than pursuant to the Transaction Documents.

21.  Representations and Covenants

21.1 Representations: On the date hereof, each of the parties to this Deed makes the representations and warranties set out in Schedule 1 (Representation and Warranties) to this Deed to each of the other parties hereto.

21.2 Covenants of the Mortgages Trustee: Save with the prior written consent of or at the direction of the Beneficiaries or as provided in or envisaged by this Deed and/or the other Transaction Documents, the Mortgages Trustee shall not, so long as it is acting as Mortgages Trustee hereunder:

     (a) Negative Pledge: create or permit to subsist any mortgage, standard security, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings (present or future) or (to the extent that it is within the control of the Mortgages Trustee) upon the whole or any part of the Trust Property;

     (b) Disposal: transfer, sell, lend, part with or otherwise dispose of, or deal with, or grant any option or present or future right to acquire any of its assets or undertakings or (to the extent that it is within the control of the Mortgages Trustee) the Trust Property or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do so;

     (c) Equitable Interest: knowingly permit any person other than the Beneficiaries to have any equitable or beneficial interest in any of its assets or undertakings or (to the extent that it is within the control of the Mortgages Trustee) the Trust Property or any interest, estate, right, title or benefit therein;

     (d) Bank Accounts: have an interest in any bank account, other than as set out in the Transaction Documents.

     (e) Restrictions on Activities: carry on any business other than as described in this Deed and the Transaction Documents;

     (f) Borrowings: incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any such indebtedness;

     (g) Merger: consolidate or merge with any other person or convey or transfer its properties or assets substantially or as an entirety to any other person;

     (h)  Premises or Employees: have any premises or employees or subsidiaries;
          or

     (i)  Further shares: issue any further shares;

     (j) United States activities: engage in any activities in the United States (directly or through agents) or derive any income from United States sources as determined under United States income tax principles or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles;

     (k) Conduct of affairs: take any management decisions or direct the conduct of its affairs in any Member State of the European Union, including holding any board meetings in any Member State of the European Union.

22.  Power to Delegate

22.1 Power to delegate: Subject to Clause 22.2 (No further appointments), the Mortgages Trustee may (notwithstanding any rule of law or equity to the contrary) delegate (revocably or irrevocably and for a limited or unlimited period of time) the performance of all or any of its obligations and the exercise of all or any of its powers under this Deed or imposed or conferred on it by law or otherwise to any person or body of persons fluctuating in number selected by it and any such delegation may be by power of attorney or in such other manner as the Mortgages Trustee may think fit and may be made upon such terms and conditions (including the power to sub-delegate) as the Mortgages Trustee may think fit.

22.2 No further appointments: Notwithstanding the provisions of Clause 22.1 (Power to delegate), the Mortgages Trustee shall not appoint any agent, attorney or other delegate having power to act in respect of the Trust Property unless it is directed in writing to do so by the Beneficiaries. The appointment of any agent, attorney or other delegate hereunder above shall terminate immediately upon the occurrence of a Trigger Event.

23.  Powers of Investment

     The Mortgages Trustee may invest, and may appoint the Cash Manager to invest on its behalf, any amounts standing to the credit of the Mortgages Trustee Transaction Account in Authorised Investments. Save as expressly provided in this Deed, the Mortgages Trustee

     Guaranteed Investment Contract and the Bank Account Agreement, the Mortgages Trustee shall have no further or other powers of investment with respect to the Trust Property and (to the extent permitted by applicable law) the Trustee Act 2000 shall not nor shall any other provision relating to trustee powers of investment implied by statute or general law shall apply to the Mortgages Trust.

24.  Other Provisions regarding the Mortgages Trustee

24.1 No action to impair Trust Property: Except for actions expressly authorised by this Deed, the Mortgages Trustee shall take no action reasonably likely to impair the interests of the Beneficiaries in any Trust Property now existing or hereafter created or to impair the value of any Mortgage Loan or its Related Security subject to the Mortgages Trust.

24.2 Litigation: The Mortgages Trustee must not prosecute or defend any legal or other proceedings anywhere in the world (at the cost of the Trust Property) unless it obtains legal or other advice that it is in the interests of the Beneficiaries to do so.

24.3 No Implied Duties: The duties and obligations of the Mortgages Trustee under the Mortgages Trust shall be determined solely by the express provisions of this Deed (but without prejudice to the duties and obligations of the Mortgages Trustee under any of the other Transaction Documents). The Mortgages Trustee shall not be liable under this Deed except for the performance of such duties and obligations as shall be specifically set forth in this Deed. No implied covenants or obligations shall be read into this Deed against the Mortgages Trustee, and the permissible right of the Mortgages Trustee to do things set out in this Deed shall not be construed as a duty.

24.4 No Liability: Neither the Mortgages Trustee, Funding (in its capacity as a Beneficiary hereunder) nor the Seller (in its capacity as a Beneficiary hereunder) shall be liable to each other, in the absence of wilful default, gross negligence or breach of the terms of this Deed, in respect of any loss or damage which arises out of the exercise or attempted or purported exercise or failure to exercise any of their respective powers.

24.5 Reliance on Certificates: The Mortgages Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to the Transaction Documents by the proper party or parties.

24.6 Reliance on Third Parties: The Mortgages Trustee may, in relation to these presents, act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, broker, accountant, financial adviser, securities dealer, merchant bank, computer consultant or other expert in the United Kingdom or elsewhere and shall not, provided that it shall not have acted fraudulently or in breach of any of the provisions of the Transaction Documents, be responsible for any loss occasioned by so acting. Any such opinion, advice, certificate or information may be sent or obtained by letter, telemessage, telex, cable or facsimile device and the Mortgages Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic, provided that such error or lack of authenticity shall not be manifest.

24.7 MIG Policies: The Mortgages Trustee is not required to maintain any MIG Policy with the then-current insurer and may contract for mortgage indemnity guarantee protection from any insurer then providing MIG insurance policies, subject to prior agreement with the Rating Agencies and confirmation that the then-current ratings by the Rating Agencies (or any of them) of the Notes issued by any Issuer would not be adversely affected.

25.  No retirement of Mortgages Trustee

25.1 No Retirement: The Mortgages Trustee shall not, and shall not purport to, retire as the trustee of the Mortgages Trust or appoint any additional trustee of the Mortgages Trust and shall have no power to retire or appoint any additional trustee under the Trustee Act 1925 or otherwise.

25.2 No Replacement: Neither the Seller nor Funding shall at any time remove or purport to remove and/or replace the Mortgages Trustee as the trustee of the Mortgages Trust.

25.3 No Termination: Prior to the payment by Funding of all amounts owing under the Intercompany Loan Agreements and under the Transaction Documents, neither the Seller nor Funding shall at any time, except in accordance with the provisions of Clause 18 (Early Termination of the Mortgages Trust) and Clause 26 (Termination), terminate or purport to terminate the Mortgages Trust and, in particular, but without prejudice to the generality of the foregoing, the Seller and Funding shall not in reliance on their absolute beneficial interests in the Trust Property call for the transfer to them or vesting in them of the legal estate in all or any part of the Trust Property.


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

26.  Termination

     Subject to Clause 18 (Early Termination of the Mortgages Trust), the Mortgages Trust hereby constituted shall terminate upon the date upon which the Trust Property is zero.

27.  Further Assurances

     The parties agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Deed.

28.  No Partnership or Agency

     Nothing in this Deed shall be taken to constitute or create a partnership between any of the parties to this Deed or to make or appoint the Seller the agent of Funding (or vice versa).

29.  Calculations

     In the absence of manifest error, any determination or calculation by or on behalf of the Mortgages Trustee in connection with the provisions of this Deed shall be deemed to be conclusive.

30.  Confidentiality

30.1 General Obligation of Confidentiality: Unless otherwise required by applicable law, and subject to Clause 30.2 (Exceptions) below, each of the parties agrees to maintain the confidentiality of this Deed in its communications with third parties and otherwise. None of the parties shall disclose to any person any information relating to the business, finances or other matters of a confidential nature of or relating to any other party to this Deed or any of the Transaction Documents which it may have obtained as a result of having entered into this Deed or otherwise.

30.2 Exceptions: The provisions of Clause 30.1 (General Obligation of Confidentiality) above shall not apply:

     (a) to the disclosure of any information to any person who is a party to any of the Transaction Documents as expressly permitted by the Transaction Documents;

     (b) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of the wrongful conduct of the recipient;

     (c) to the extent that the recipient is required to disclose the same pursuant to any law or order of any court or pursuant to any direction or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or Taxation authority;

     (d) to the disclosure of any information to professional advisers who receive the same under a duty of confidentiality;

     (e) to the disclosure of any information with the consent of the parties hereto;

     (f) to the disclosure to the Rating Agencies or any of them of such information as may be requested by any of them for the purposes of setting or reviewing the rating assigned to the Notes (or any of them), provided that no information which would disclose the identity of a Borrower shall be disclosed to the Rating Agencies or any of them;

     (g) to the disclosure of any information disclosed to a prospective assignee of Funding (provided that it is disclosed on the basis that the recipient will hold it confidential); or

     (h) to any disclosure for the purposes of collecting in or enforcing the Trust Property or any of it.

31.  Perpetuity Period

     The perpetuity period for the purposes of this Mortgages Trust Deed shall be the period of 80 years commencing on the date hereof.

32.  Non Petition Covenant; Limited Recourse

32.1 Non Petition Covenant: Each of the parties hereto hereby agrees that it shall not institute against either Funding or the Mortgages Trustee any winding-up, administration, insolvency or similar proceedings so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding.

32.2 Limited Recourse: Each of the parties hereto agrees that:

     (a) in relation to the Mortgages Trustee, any amount payable by the Mortgages Trustee to any other party to this Deed under this Deed not being an amount payable out of the Trust Property in accordance with the terms of this Deed shall only be payable to the extent that on that date the Mortgages Trustee has sufficient funds to pay such amount out of fees paid to it under this Deed; and

(b)  in relation to Funding:

     (i) only the Security Trustee may enforce the security created in favour of the Security Trustee under the Funding Deed of Charge in accordance with the provisions thereof;

     (ii) notwithstanding any other provision of this Deed or any other Transaction Document, no sum due or owing to any party to this Deed from or by Funding under this Deed shall be payable by Funding except to the extent that Funding has sufficient funds available or (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum subject to and in accordance with the relevant Funding Priority of Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

     (iii) it shall not take any steps for the purpose of recovering any amount payable by Funding or enforcing any rights arising out of this Deed against Funding otherwise than in accordance with the Funding Deed of Charge.

32.3 Corporate Obligations: To the extent permitted by law, no recourse under any obligation, covenant, or agreement of any person contained in this Deed shall be had against any shareholder, officer or director of such person as such, by the enforcement of any assessment or by any legal proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Deed is a corporate obligation of each person expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such person contained in this Deed, or implied therefrom, and that any and all personal liability for breaches by such person of any of such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Deed.

33.  Amendments and Waiver

33.1 Entire Agreement: This Deed sets out the entire agreement and understanding between the parties with respect to the subject matter of this Deed superseding all prior oral or written understandings other than the other Transaction Documents.

33.2 Amendments and Waiver: No amendment or waiver of any provision of this Deed nor consent to any departure by any of the parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given.

33.3 Rights cumulative: The respective rights of each of the parties to this Deed are cumulative and may be exercised as often as they consider appropriate. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Deed are cumulative and not exclusive of any remedies provided by law.

34.  Notices

     Any notices or other communication or document to be given or delivered pursuant to this Deed to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

     (a) in the case of the Seller, to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

     (b) in the case of the Mortgages Trustee, to Granite Finance Trustees Limited, 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (facsimile number 01534-609333) for the attention of the Company Secretary (with a copy to the Seller in accordance with (a) above);

     (c) in the case of Funding, to Granite Finance Funding Limited 69 Park Lane, Croydon, CR9 1TQ (facsimile number 020 8409 8911) for the attention of the Company Secretary (with a copy to the Seller in accordance with (a) above);

     (d) in the case of the Security Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number 020 7964
          6399) for the attention of the Global Structured Finance (Corporate Trust);

     (e) in the case of the Fitch Ratings Ltd, to Fitch Ratings Ltd, Eldon House, 2 Eldon Street, London EC2M 7UA (facsimile number 020 7417
          6262) for the attention of European Structured Finance Surveillance;

     (f) in the case of Moody's, to Moody's, 1st Floor, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772 5400) for the attention of Head of Monitoring Group, Structured Finance (with a copy to the Seller in accordance with (a) above);

     (g) in the case of Standard & Poor's, to Standard & Poor's, 20 Cannon Square, Canary Wharf, London E14 5LH (facsimile number 020 7826 3598) for the attention of Structured Finance Surveillance Group (with a copy to the Seller in accordance with (a) above), or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 34.

35.  Third Party Rights

     A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

36.  Execution in Counterparts; Severability

36.1 Counterparts: This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

36.2 Severability: Where any provision in or obligation under this Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Deed, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

37.  Governing Law and Submission to Jurisdiction

37.1 Governing Law: This Deed is governed by, and shall be construed in accordance with, English law.

37.2 Submission to Jurisdiction: Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

37.3 Process Agent: The Mortgages Trustee irrevocably and unconditionally appoints Mourant & Co. Capital (SPV) Limited at 69 Park Lane, Croydon CR9 1TQ or otherwise at its registered office for the time being as its agent for service of process in England in respect of any proceedings in respect of this Agreement and undertakes that in the event of Mourant & Co. Capital
     (SPV) Limited ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

37.4 Forum: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

                                   SCHEDULE 1
                         REPRESENTATIONS AND WARRANTIES

1. Status: It is duly incorporated and registered under the laws of the jurisdiction in which it is incorporated, capable of being sued in its own right and not subject to any immunity from any proceedings, and it has the power to own its property and assets and to carry on its business as it is being conducted.

2. Powers and authority: It has the power to enter into, perform and deliver, and has taken all necessary corporate and other action to authorise the execution, delivery and performance by it of each of the Transaction Documents to which it is or will be a party, and each such Transaction Document has been duly executed and delivered by it.

3. Legal validity: Each Transaction Document to which it is or will be a party constitutes or when executed in accordance with its terms will constitute its legal, valid and binding obligation.

4. Non-conflict: The execution by it of each of the Transaction Documents to which it is a party and the exercise by it of its rights and the performance of its obligations under such Transaction Documents will not:

     (a) conflict with any document which is binding upon it or any of its assets;

     (b)  conflict with its constitutional documents; or

     (c) conflict with any law, regulation or official or judicial order of any government, governmental body or court, domestic or foreign, having jurisdiction over it.

5. No litigation: It is not a party to any material litigation, arbitration or administrative proceedings and, to its knowledge, no material litigation, arbitration or administrative proceedings are pending or threatened against it.

6. Consents and Licences: All governmental consents, licences and other approvals and authorisations required in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Transaction Documents have been obtained or effected (as appropriate) and are in full force and effect.


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